UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 3, 2026

FUBOTV INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39590	26-4330545
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1290 Avenue of the Americas

New York, NY 10104

(Address of principal executive offices) (Zip Code)

(212) 672-0055

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	FUBO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On February 3, 2026, at the recommendation of the board of directors (the “Board”) of FuboTV Inc. (the “Company”), Hulu, LLC, as the holder of not less than the minimum number of votes that would be necessary to authorize or take action at a meeting at which all shares of the Company’s common stock entitled to vote thereon were present and voted, delivered to the Company a written consent pursuant to Sections 4.02 and 10.01 of the Company’s certificate of incorporation (the “Certificate”) approving amendments to the Certificate to effect a reverse stock split of the Company’s Class A common stock, par value $0.0001 per share, and Class B common stock, par value $0.0001 per share, at a ratio ranging from any whole number between 1-for-8 and 1-for-12, as determined by the Company’s Board in its discretion, subject to the Board’s authority to abandon such amendments (the “Reverse Stock Split Amendment”).

Pursuant to rules adopted by the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), an information statement on Schedule 14C (the “Information Statement”) will be filed with the SEC and mailed or provided to the Company’s stockholders of record as of February 3, 2026. No further approval of the Company’s stockholders is required to approve the Reverse Stock Split Amendment.

The Reverse Stock Split Amendment is not immediately effective. The Reverse Stock Split Amendment may be implemented on a future date as determined by the Board in its discretion, but in no event earlier than the 20th day after the Information Statement is mailed or furnished to the stockholders of record.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact contained herein are forward-looking statements. These statements include, but are not limited to, statements regarding the Reverse Stock Split Amendment, including the timing thereof and the applicable ratio. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions, and uncertainties that are difficult to predict and generally beyond our control. Although management believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, important factors could cause our actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, the factors set forth under the caption “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2025, filed with the SEC and in the Company’s other filings with the SEC. You are cautioned not to place undue reliance on any forward-looking statements made herein. Any forward-looking statement speaks only as of the date as of which it is made, and, except as otherwise required by law, we do not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUBOTV INC.

Date:	February 6, 2026	By:	/s/ David Gandler
David Gandler
Chief Executive Officer